Exhibit 10.8(c)
                                                                 ---------------

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                     ASSIGNMENT OF POWER PURCHASE AGREEMENT
                     --------------------------------------

                                 By and Between

                                     "ZOND"

                              ZOND SYSTEMS, INC.,
                            a California corporation

                                      and

                               "THE PARTNERSHIP"

                  ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C,
                        a California Limited Partnership

                                     as of

                                November 4, 1985






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


TABLE OF CONTENTS
-----------------
Section                              Heading                                Page
-------                              -------                                ----

1.     ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

2.     ACCEPTANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

3.     TERM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

4.     REPRESENTATIONS AND AGREEMENTS OF ZOND. . . . . . . . . . . . . . . . . 2
4.1      Form and Status of Agreement . . . . . . . . . . . . . . . . . . . . .2
4.2      Enforcement. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
4.3      Additional Agreements. . . . . . . . . . . . . . . . . . . . . . . . .2
4.4      Encumbrances . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

5.     RIGHT TO CURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

6.     APPOINTED REPRESENTATIVE . . . . . . . . . . . . . . . . . . . . . . . .3

7.     RE-ASSIGNMENT OF POWER AGREEMENT . . . . . . . . . . . . . . . . . . . .3

8.     MISCELLANEOUS PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . .3
8.1      Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
8.2      Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
8.3      Assignment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
8.4      Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . .4
8.5      Further Assurances . . . . . . . . . . . . . . . . . . . . . . . . . .4
8.6      Construction of Assignment . . . . . . . . . . . . . . . . . . . . . .4
8.7      Attorneys' Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .5
8.8      Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
8.9      Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
8.10     Entire Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . .5

                     ASSIGNMENT OF POWER PURCHASE AGREEMENT
                     --------------------------------------

     THIS ASSIGNMENT OF POWER PURCHASE AGREEMENT ("Assignment") is entered into as of November 4, 1985 by and between ZOND SYSTEMS, INC., a California corporation ("Zond"), and ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C, a California limited partnership (the "Partnership").

                                    RECITALS
                                    --------

     A. On January 17, 1985 Wind Developers, Inc. ("WDI") and Pacific Gas and Electric Company, a California public utility ("PG&E"), entered into Standard Offer #4: Long-Term Energy and Capacity Power Purchase Agreement (the "Power Agreement"). WDI subsequently assigned the Power Agreement to Zond.

     B. Zond now desires to make and assignment of the Power Agreement to the Partnership to allow the Partnership to sell to PG&E all electricity generated by those Turbines purchased from Zond Construction Corporation IV, a California corporation ("ZCC IV").

     NOW, THEREFORE, in consideration of the Partnership's acceptance of this Assignment and the covenants set forth in the Windsystem Management Agreement between Zond and the Partnership, the parties hereto agree as follows:

1.   ASSIGNMENT
     ----------

     Zond hereby assigns to the Partnership the Power Agreement, subject to the Consent to Assignment and Agreement attached hereto as Exhibit A and incorporated herein by this reference. Notwithstanding the foregoing, nothing contained in this Assignment shall relieve Zond from performing any covenant, agreement or obligation on the part of Zond to be performed or from observing any condition on the part of Zond to be observed under or in respect to the Power Agreement or from any liability thereunder.

2.   ACCEPTANCE
     ----------

     The Partnership hereby accepts the assignment as set forth in Section 1, subject to the terms and conditions of this Assignment, and agrees to be bound by, and comply with, all of the terms and conditions of the Power Agreement to the extent applicable to it as assignee of the Power Agreement under this Assignment.

3.   TERM
     ----

     This Assignment shall run from the Effective Date specified below until December 31, 2005. At that time, all rights in and to the Power Agreement shall revert to Zond or its successors and assigns in accordance with the provisions of Section 7.

4.   REPRESENTATIONS AND AGREEMENTS OF ZOND
     --------------------------------------

     Zond hereby represents and warrants to the Partnership as follows:

     4.1  Form and Status of Agreement
          ----------------------------

     Zond has previously delivered to the Partnership a copy of the Power Agreement. Such copy is a true, correct and complete copy of the Power Agreement which is in full force and effect without modification or amendment of any kind and with no default existing thereunder.

     4.2  Enforcement
          -----------

     The Power Agreement constitutes a valid, legal and binding obligation between Zond and PG&E and the Partnership is entitled to the benefits under this Assignment and the Power Agreement is enforceable in accordance with its terms.

     4.3  Additional Agreements
          ---------------------

     Zond shall, except with the prior written consent of the Partnership, (1) observe and perform all of its obligations under the Power Agreement, including the payment of all interconnection costs and the provision of all required insurance, and cause the Power Agreement to be maintained in full force and effect; (2) not cancel or terminate of consent to the cancellation or termination of the Power Agreement; (3) not amend, modify or otherwise effect a change in the Power Agreement or consent to any amendment, modification or change; (4) not consent to any discount of amounts payable under the Power Agreement; and (5) not consent, waive or approve any act which would have the effect of impairing the value of this Assignment to the Partnership or otherwise impair the position of the Partnership.

     4.4  Encumbrances
          ------------

     Zond agrees that it shall not, except with the prior written consent of the Partnership, sell, pledge, mortgage, assign or otherwise dispose of, or create or suffer to be created any levies, liens or encumbrances on, its interest in and to the Power Agreement if such action would have the effect of impairing the value of this Assignment to the Partnership or otherwise impair the position of the Partnership.

5.   RIGHT TO CURE
     -------------

     Zond agrees to furnish to the Partnership duplicates or copies of all notices, requests and demands sent to, or received from PG&E and its operating representative under or relating to the Power Agreement. Zond further agrees to notify the Partnership as soon as possible after Zond becomes aware of any event or threatened event which reasonably could be expected to interfere with the Partnership's rights under this Assignment. Should the Partnership receive any such notices from Zond or should the Partnership otherwise become aware of any such event or threatened event, the Partnership shall be entitled to perform such acts and to make such payments, after giving Zond Ten (10) days' prior written notice of its intention to do so, as may be necessary or appropriate to preserve the rights of the Partnership under this Assignment. In the event that the Partnership makes any such payments, Zond immediately shall repay the amount thereof, together with interest thereon at the maximum rate allowed under California law from the date of payment to the date of repayment. In the event that Zond does not comply with, or only partially complies with, its repayment obligation in the preceding sentence, the Partnership shall be entitled to offset those amounts which Zond is to repay the Partnership against any other amounts owing Zond by the Partnership.

6.   APPOINTED REPRESENTATIVE
     ------------------------

     The Partnership hereby agrees that its managing agent for the operation of the Windsystem shall be Zond pursuant to the Windsystem Management Agreement between the parties.

7.   RE-ASSIGNMENT OF POWER AGREEMENT
     --------------------------------

     The Partnership hereby agrees that if the Partnership purchases fewer than 200 Turbines from ZCC IV (as provided under the terms of the Windsystem Construction Agreement of even date between ZCC IV and the Partnership), the Partnership will cooperate with Zond and use its best efforts to effect a reassignment to Zond of that portion of the Power Agreement which covers aggregate rated capacity in excess of the aggregate rated capacity of the Partnership's Turbines. Further, the Partnership agrees to take such actions and execute such documents as Zond may reasonably request to assign the Power Agreement back to Zond at the expiration of the term of this Assignment.

8.   MISCELLANEOUS PROVISIONS
     ------------------------

     8.1  Notices
          -------

     Any notice required or permitted to be given pursuant to this Assignment shall be conclusively deemed to have been received by a party on the day it is personally delivered to such party or, if sent by registered or certified mail or by telegram, telex or telefax, on the third business day after the day on which sent, addressed to such party at its address set forth on the signature page of this Assignment or at such other address as such party may designate by written notice given in accordance with this Section.

     8.2  Waiver
          ------

     No waiver of any right under this Assignment shall be effective for any purpose unless in writing, signed by the party hereto possessing the right, nor shall any such waiver be construed to be a waiver of any subsequent right, term or provision of this Assignment.

     8.3  Assignment
          ----------

     Neither Zond nor the Partnership may assign its rights or duties under this Assignment without the prior written consent of the other. Any assignment which is made without such consent shall be null and void. However, the parties hereby acknowledge and agree that the Partnership may collaterally assign all or any portion of its rights hereunder to lenders to secure loans made to the Partnership.

     8.4  Successors and Assigns
          ----------------------

     All of the terms and provisions of this Assignment shall be binding upon and shall inure to the benefit of and be enforceable by the successors and permitted assigns of the parties hereto.

     8.5  Further Assurances
          ------------------

     Zond and the Partnership agree to perform all such acts (including without limitation executing and delivering instruments and documents) as reasonably may be necessary to fully effectuate the intent and each and all of the purposes of this Assignment. Zond further agrees to cooperate with any lenders to the Partnership and to provide such information and to take such actions as such lenders may reasonably request in connection with this Assignment and the Power Agreement.

     8.6  Construction of Assignment
          --------------------------

               8.6.1  Governing Law. The terms and provisions of this Assignment
                      -------------
shall be construed in accordance with the laws of the State of California

               8.6.2  Interpretation. Zond and the Partnership agree that the
                      --------------
terms and provisions of this Assignment embody their mutual intent and that such terms and conditions are not to be construed more liberally in favor of, nor more strictly against, Zond or the Partnership.

               8.6.3  Partial Invalidity. If any term or provision of this
                      ------------------
Assignment, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Assignment or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining term and provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law.

               8.6.4  Headings and References. The headings contained in this
                      -----------------------
Assignment are for purposes of reference and convenience only and shall not limit or otherwise affect in any way the meaning of this Assignment. Unless otherwise indicated, all references to Sections are to Sections in this Assignment.

     8.7  Attorneys' Fees
          ---------------

     If either the Partnership or Zond brings any action or proceeding for the enforcement, protection or establishment of any right or remedy under this Assignment or for the interpretation of this Assignment, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs in connection with such action or proceeding.

     8.8  Counterparts
          ------------

     This Assignment may be executed and recorded in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

     8.9  Effective Date
          --------------

     The Effective Date of this Assignment is November 4, 1985.

     8.10 Entire Assignment
          -----------------

     The provisions of this Assignment constitute the entire understanding and agreement between Zond and the Partnership regarding the Power Agreement and may not be altered or amended except by an instrument in writing signed by Zond and the Partnership. Zond and the Partnership each acknowledge and agree that no representation, warranty or inducement has been made to it regarding the Power Agreement which is not expressly set forth in this Assignment.

IN WITNESS WHEREOF, Zond and the Partnership have executed this Assignment as set forth below.

                                           "ZOND"
                                            ----

                                           ZOND SYSTEMS, INC.,
                                           a California corporation
                                           112 South Curry Street
                                           Tehachapi, California  93561


Dated: 11-4-85                             By /s/ Craig A. Anderson
      ------------------------               ----------------------------------
                                             Craig A. Anderson,
                                             Senior Vice President -
                                             General Counsel


                                           "PARTNERSHIP"
                                            -----------

                                           ZOND WINDSYSTEM PARTNERS,
                                           LTD. SERIES 85-C, a California
                                           Limited partnership
                                           112 South Curry Street
                                           Tehachapi, California 93561

                                           By its authorized General
                                           Partner:

                                             ZOND WINDSYSTEMS MANAGEMENT
                                             CORPORATION V, a California
                                             corporation


Dated: 11-4-85                             By /s/ Craig A. Anderson
      ------------------------               ----------------------------------
                                             Craig A. Anderson,
                                             Senior Vice President -
                                             General Counsel

                      CONSENT TO ASSIGNMENT AND AGREEMENT

          PACIFIC GAS AND ELECTRIC COMPANY ("PGandE"), a California corporation, agrees to an assignment and delegation by ZOND SYSTEMS, INC., ("Assignor"), a California corporation, of the Power Purchase Agreement between PGandE and WIND DEVELOPERS, INC. executed by PGandE on January 17, 1985 ("Power Purchase Agreement") for the wind project located at the Ronney Ranch, Sections 21 and 28, Township 2 South, Range 3 East, Mount Diablo Base and Meridian, in the Altamont Pass area of Alameda County, California to ZOND WINDSYSTEM PARTNERS, LTD. SERIES 85-C, ("Assignees"), a California limited partnership, under the following terms and conditions:

          1. Assignor hereby agrees that it shall remain liable to PGandE for each and every duty and obligation belonging to the Seller under the Power Purchase Agreement. Further, Assignor hereby guarantees Assignee's performance under the Power Purchase Agreement.

          2. Assignee hereby agrees to assume each and every duty and obligation belonging to the Seller under the Power Purchase Agreement.

          3. Assignee acknowledges that the assignment of rights to it may be subject to previous assignments, liens or claims executed or arising prior to the date of execution of this Consent to Assignment and Agreement.

          4. Assignee hereby agrees that it will not assign either the rights, title or interest in, or the duties and obligations under the Power Purchase Agreement without the prior consent of PGandE. Assignee further agrees that in the event of any future assignment, Assignee shall remain liable to PGandE for each and every duty and obligation belonging to the Seller under said Power Purchase Agreement.

          5. PGandE's Consent to Assignment shall be effective as of the date PGandE receives proper notice from Assignor, as set forth in paragraph 6 below.

          6. Notice by Assignor of the assignment to Assignee shall be deemed given or served, in accordance with the provisions of this Consent to Assignment and Agreement, on the date receipted for by PGandE, if said notice is mailed in a sealed wrapper by United States registered mail, return receipt requested, postage prepaid and properly addressed as follows:

               Pacific Gas and Electric Company
               77 Beale Street
               San Francisco, California 94120
               Attn: Vice President-Electric Operations

          7. This Consent to Assignment and Agreement is neither a modification of nor an amendment to the Power Purchase Agreement, which shall remain in full force.

          8. The parties hereto agree that this Consent to Assignment and Agreement shall be construed and interpreted in accordance with the laws of the State of California, excluding any choice of law rules which may direct the application of the laws of another jurisdiction.

          9. The waiver by any party of an breach of any term, covenant or condition contained in this Consent to Assignment and Agreement, or any default in the performance of any obligations under this consent to Assignment and Agreement, shall not be deemed to be a waiver of any other breach or default of the same or any other term, covenant, condition or obligation. Nor shall any waiver of any incident of breach or default constitute a continuing waiver of the same.

                                           ZOND WINDSYSTEM PARTNERS, LTD.
                                            SERIES 85-C

                                           By its Authorized General Partner:

PACIFIC GAS AND                            ZOND WINDSYSTEMS MANAGEMENT
ELECTRIC COMPANY                            CORPORATION V


    /s/ Nolan Daines                           /s/ Craig A. Anderson
-----------------------------              -------------------------------------
By                                         By


    N.H. Daines                            Craig A. Anderson
-----------------------------              -------------------------------------
Name                                       Name
 VICE PRESIDENT
PLANNING AND RESEARCH
                                           Senior Vice President
-----------------------------              -------------------------------------
Title                                      Title

   December 6, 1985                        November 4, 1985

-----------------------------              -------------------------------------
Date of Signature


ZOND SYSTEMS, INC.

/s/ Craig A. Anderson
-----------------------------
By

Craig A. Anderson
-----------------------------
Name

Senior Vice President
-----------------------------
Title

November 4, 1985